EXHIBIT 32.2

CERTIFICATION OF
CHIEF FINANCIAL OFFICER
OF OIL STATES INTERNATIONAL, INC.
PURSUANT TO 18 U.S.C. § 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 AND RULE 13a–14(b) UNDER THE
SECURITIES EXCHANGE ACT OF 1934

In connection with the Annual Report on Form 10-K of Oil States International, Inc. for the year ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lloyd A. Hajdik, Executive Vice President, Chief Financial Officer and Treasurer of Oil States International, Inc. (the "Company"), hereby certify, to the best of my knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lloyd A. Hajdik
Name:	Lloyd A. Hajdik Executive Vice President, Chief Financial Officer and Treasurer
Date:	February 20, 2018